Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Frederick’s of Hollywood Group Inc. (the “Company”) on Form 10-Q for the period ended October 26, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2013	/s/ Thomas J. Lynch
Thomas J. Lynch
Chief Executive Officer and
Principal Executive Officer

Date: December 10, 2013	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer and
Principal Accounting Officer